Roundhill Innovation-100 0DTE Covered Call Strategy ETF
Schedule of Investments
September 30, 2025 (Unaudited)

PURCHASED OPTIONS - 91.1%(a)	Notional Amount	Contracts	Value
Call Options - 91.1%			$–
Nasdaq 100 Stock Index (b)(c)
Expiration: 12/19/2025; Exercise Price: $2,416.81	$227,055,908	92	$204,724,748
Expiration: 03/20/2026; Exercise Price: $1,947.25	162,887,934	66	149,894,736
Expiration: 06/18/2026; Exercise Price: $2,177.00	227,055,908	92	206,917,434
Expiration: 09/18/2026; Exercise Price: $2,250.00	175,227,929	71	159,182,273
Expiration: 12/18/2026; Exercise Price: $2,450.10	172,759,930	70	155,540,594
TOTAL PURCHASED OPTIONS (Cost $771,794,964)			876,259,785

EXCHANGE TRADED FUNDS - 5.0%		Shares	Value
Roundhill Weekly T-Bill ETF (d)		479,558	47,965,391
TOTAL EXCHANGE TRADED FUNDS (Cost $47,974,983)			47,965,391

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 4.7%		Shares	Value
First American Government Obligations Fund - Class X, 4.05% (e)		44,866,297	44,866,297
TOTAL MONEY MARKET FUNDS (Cost $44,866,297)			44,866,297

TOTAL INVESTMENTS - 100.8% (Cost $864,636,244)			969,091,473
Liabilities in Excess of Other Assets - (0.8)%			(7,569,728)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$961,521,745
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Affiliated security as defined by the Investment Company Act of 1940.
(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Affiliated Security Table

Security Name	Value at December 31, 2024	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2025	Ending Shares
Roundhill Weekly T-Bill ETF	$0	$47,974,982	$0	$0	$(9,591)	$827,054	$47,965,391	479,558

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill Innovation-100 0DTE Covered Call Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$876,259,785	$–	$876,259,785
Exchange Traded Funds	47,965,391	–	–	47,965,391
Money Market Funds	44,866,297	–	–	44,866,297
Total Investments	$92,831,688	$876,259,785	$–	$969,091,473

Refer to the Schedule of Investments for further disaggregation of investment categories.